UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 15, 2005

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                           MTI Technology Corporation
             (Exact name of registrant as specified in its charter)
                                ----------------

           Delaware                     0-23418                95-3601802
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)

   14661 Franklin Avenue, Tustin, California                     92780
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (714) 481-7800

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).


[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)


[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))


[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Conditions

         On February 15, 2005, MTI Technology Corporation issued a press release to report its financial results for the quarterly period ended January 1, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

         On February 15, 2005, MTI Technology Corporation held a conference call regarding its financial results for the quarterly period January 1, 2005. A copy of the conference call transcript is furnished as Exhibit 99.2 to this report.

         The information included in this Current Report on Form 8-K, including
Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 2.02 and such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

Exhibit Number      Description
--------------      -----------

99.1 Press Release dated February 15, 2005, issued by MTI Technology Corporation (furnished pursuant to Item 2.02)

99.2 Transcript of Fiscal Year 2005 Third Quarter Conference Call of February 15, 2005 (furnished pursuant to Item 2.02)



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MTI TECHNOLOGY CORPORATION

Date:      February 17, 2005                    /s/ SCOTT POTERACKI
           -----------------                    -----------------------------
                                                Scott Poteracki
                                                Executive Vice President,
                                                Chief Financial Officer

                                Index to Exhibits

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated February 15, 2005, issued by MTI
                    Technology Corporation

99.2 Transcript of Fiscal Year 2005 Third Quarter Conference Call of February 15, 2005